SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                FORM 8-K

                             CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF
                 THE SECURITIES AND EXCHANGE ACT OF 1934



Date of Report (Date of Earliest Event Reported):    October 12, 2000
                                                 -------------------------



                              HASBRO, INC.
                          --------------------
                          (Name of Registrant)



 RHODE ISLAND                    1-6682                    05-0155090
--------------                ------------             -------------------
  (State of                   (Commission                 (IRS Employer
Incorporation)                File Number)             Identification No.)



1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                   02861
------------------------------------------             -------------------
 (Address of Principal Executive Offices)                  (Zip Code)



                             (401) 431-8697
                     -------------------------------
                     (Registrant's Telephone Number)





Item 5.    Other Events

           The October 12, 2000 Press Release of the Registrant attached hereto as EXHIBIT 99 is incorporated herein by reference.

Item 7(c). Exhibits

           99  Press Release, dated October 12, 2000, of Hasbro, Inc.



                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             HASBRO, INC.
                                             ------------
                                             (Registrant)


Date: October 12, 2000                   By:  /s/ Alfred J. Verrecchia
                                              ------------------------
                                              Alfred J. Verrecchia

                                              President and
                                              Chief Operating Officer and
                                              Chief Financial Officer
                                              (Duly Authorized Officer and
                                              Principal Financial Officer)





                                  HASBRO, INC.
                           Current Report on Form 8-K
                             Dated October 12, 2000


                                 Exhibit Index

Exhibit
  No.                              Exhibits
-------                            --------

99           Press Release dated October 12, 2000